UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 10, 2021

BASSETT FURNITURE INDUSTRIES, INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-00209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 Fiarystone Park Highway Bassett, Virginia	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (276) 629-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock ($5.00 par value)	BSET	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company’s 2021 annual meeting of shareholders was held on March 10, 2021. As of the record date for the meeting, the Company had 9,949,314 of common stock outstanding, each of which is entitled to one vote. According to the final voting results, all director nominees were elected.

The voting tabulation was as follows:

Nominee	Votes For	Votes Withheld	Votes Abstain	Broker Non- Vote

Emma S. Battle	5,507,113	159,540	-	1,828,050
John R. Belk	5,512,153	154,500	-	1,828,050
Kristina Cashman	5,229,691	436,962	-	1,828,050
Virginia W. Hamlet	5,506,480	160,173	-	1,828,050
J. Walter McDowell	5,511,544	155,109	-	1,828,050
Robert H. Spilman, Jr.	5,232,996	433,657	-	1,828,050
William C. Wampler, Jr.	5,222,737	433,916	-	1,828,050
William C. Warden, Jr.	5,201,358	465,295	-	1,828,050

At the annual meeting, the shareholders also voted on three proposals:

1.	Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm.

The final tabulation was as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non- Vote

Ratification of Ernst & Young LLP	7,225,267	267,920	1,515	-

2.	To consider and act on an advisory vote regarding the approval of the compensation paid to certain executive officers.

The final tabulation was as follows:
Proposal	Votes For	Votes Against	Votes Abstain	Broker Non- Vote

Approval of Officer Compensation	5,577,954	79,390	9,307	1,828,052

3.	A proposal to approve the Company’s 2021 Stock Incentive Plan.

The final tabulation was as follows:
Proposal	Votes For	Votes Against	Votes Abstain	Broker Non- Vote

Approval of Stock Incentive Plan	5,380,423	277,342	8,887	-

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

104         Cover Page Interactive Data File (embedded within the inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: March 11, 2021	By:	/s/ J. Michael Daniel
J. Michael Daniel
	Title:	Senior Vice President - Chief Financial Officer